February 27, 2018 Extended Stay America, Inc. ESH Hospitality, Inc. Q4 2017 Earnings Summary

2 important disclosure information This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, future financial performance, including our 2018 outlook, the expected timing, completion and effects of any proposed asset disposals, expected performance, free cash flow, debt reduction, distribution growth, franchised new builds, owned new builds and other growth opportunities, as such, involve known and unknown risks, uncertainties and other factors that may cause Extended Stay America, Inc.’s (the “Corporation”) and ESH Hospitality, Inc.’s (“ESH REIT,” and together with the Corporation, the “Company”) actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2018 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds From Operations (“FFO”), Adjusted Funds From Operations (“Adjusted FFO”), Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, and to the Company’s combined annual report on Form 10-K filed with the SEC on February 27, 2018 for definitions of these non-GAAP measures.

3 1Comparable Hotels include the 624 Extended Stay America hotels owned and operated during the full three and twelve month periods ended December 31, 2017 and 2016. 2Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 4 hotels sold in May 2017 and 1 hotel sold in December 2017. Net Income, Adjusted FFO per diluted Paired Share and Adjusted Paired Share Income per diluted Paired Share were all negatively impacted by income taxes. 3See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. Q4 2017 Operating Results & Financial Highlights $45.52 $47.01 Q4 2016 Q4 2017 Comparable Hotel1 Revenue Per Available Room (“RevPAR”) $0.41 $0.40 Q4 2016 Q4 2017 Adjusted FFO per Diluted Paired Share2,3 -2.2% $30.1 $40.2 Q4 2016 Q4 2017 Net Income (in millions)2 $142.5 $140.2 Q4 2016 Q4 2017 Hotel Operating Margin3 55.1% 53.0% Q4 2016 Q4 2017 Adjusted EBITDA (in millions) 2,3 $0.20 $0.19 Q4 2016 Q4 2017 Adjusted Paired Share Income per Diluted Paired Share2,3

4 1Comparable Hotels include the 624 Extended Stay America hotels owned and operated during the full three and twelve month periods ended December 31, 2017 and 2016. 2Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 4 hotels sold in May 2017 and 1 hotel sold in December 2017. Net Income, Adjusted FFO per diluted Paired Share and Adjusted Paired Share Income per diluted Paired Share were all negatively impacted by income taxes. 3See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. Full Year 2017 Operating Results & Financial Highlights $49.20 $50.13 2016 2017 Comparable Hotel1 RevPAR $1.79 $1.84 2016 2017 Adjusted FFO per Diluted Paired Share2,3 +3.0% $163.4 $172.2 2016 2017 Net Income (in millions)2 $615.7 $622.9 2016 2017 Hotel Operating Margin3 55.1% 55.0% 2016 2017 Adjusted EBITDA (in millions) 2,3 5.4% -10bps $0.99 $1.00 2016 2017 Adjusted Paired Share Income per Diluted Paired Share2,3

5 Quarterly Distribution and Select Balance Sheet Amounts Quarterly Distribution per Paired Share1 $0.19 $0.21 Q4 2016 Q4 2017 +10.5% Adjusted Net Debt / TTM Adjusted EBITDA Ratio3 3.9X 3.9X Q3 2017 Q4 2017 ¹ Distribution dates of March 28, 2017 and March 27, 2018, respectively. 2 Includes restricted and unrestricted cash. 3 Net debt calculation is (gross debt – total restricted and unrestricted cash). 4 Gross debt outstanding (excludes discounts and deferred financing costs). Cash Balance (in millions)2 $138.0 $151.0 Q3 2017 Q4 2017 Debt Outstanding (in millions)4 $2,594 $2,591 Q3 2017 Q4 2017

6 Q4 2017 Results, Q1 2018 Guidance and Full Year 2018 Guidance1 1 Guidance for Q1 2018 and full year 2018 is as of February 27, 2018. 2 Guidance as of Q3 2017 earnings call on November 7, 2017. RevPAR growth shown on a 624 hotel basis. 3 On a 599 comparable basis. Q1 2018 Adjusted EBITDA includes approximately $1.4 million in contribution from the 25 hotel assets sold in February 2018. 4 RevPAR growth on a 599 hotel basis. 5 Estimated lost contribution of approximately $16 million related to 5 hotel asset sold in 2017 and 25 hotel assets sold in early 2018 for the full year 2018. See Appendix for hotel operating metrics of these 30 hotels by quarter of 2017. (in millions, except %) RevPAR % D4 1.0% to 3.0% Net Income $197 $220 Adjusted EBITDA5 $600 $620 Depreciation and Amortization $220 $220 Net Interest Expense $130 $130 Effective Tax Rate 16.0% 17.0% Capital Expenditures $180 $210 2018 Guidance (in millions, except %) Q4 2017 Guidance2 Q4 2017 Actual RevPAR % D2 0.0% to 2.0% 3.3% Adjusted EBITDA $127 to $132 $140.2 (in millions, except %) Q1 2017 RevP D3 2.3% 1.0% 3.0% Adjusted EBITDA3 $126.1 $124 $130 Q1 2018 Guidance

appendix

8 NON-GAAP RECONCILIATION OF ROOM REVENUES, OTHER HOTEL REVENUES AND HOTEL OPERATING EXPENSES TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN FOR THE FOUR QUARTERS OF 2017 FOR THE 30 HOTELS SOLD IN 2017 (5) AND THROUGH FEBRUARY 27, 2018 (25) Q1 2017 Q2 2017 1 Q3 2017 Q4 2017 2 2017 Number of hotels 30 29 26 26 Room revenues 9,832$ 10,651$ 10,225$ 8,359$ 39,067$ Other hotel revenues 260 219 185 157 821 Total hotel revenues 10,092 10,870 10,410 8,516 39,888 Hotel operating expenses 3 6,619 5,643 5,190 5,064 22,516 Hotel Operating Profit 3,473$ 5,227$ 5,220$ 3,452$ 17,372$ Hotel Operating Margin 34.4% 48.1% 50.1% 40.5% 43.6% 1 Includes results of four hotels sold in May 2017 prior to sale. 2 Includes results of one hotel sold in December 2017 prior to sale. 3 Excludes loss on disposal of assets of $118, $134, $71, $92 and $414, respectively (unaudited) (in thousands)

9 HOTEL OPERATING METRICS FOR THE FOUR QUARTERS OF 2017 FOR THE 30 HOTELS SOLD IN 2017 (5) AND THROUGH FEBRUARY 27, 2018 (25) Q1 2017 Q2 2017 1 Q3 2017 Q4 2017 2 2017 Number of hotels 30 29 26 26 Number of rooms 3,193 3,090 2,590 2,590 3,193 Occupancy 65.1% 74.9% 77.6% 66.1% 70.7% ADR 53.35$ 56.27$ 55.33$ 53.68$ 54.71$ RevPAR 34.74$ 42.17$ 42.91$ 35.49$ 38.70$ 1 Includes results of four hotels sold in May 2017 prior to sale. 2 Includes results of one hotel sold in December prior to sale. (unaudited)

10 NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2017 AND 2016 2017 2016 2017 2016 $ 40,150 $ 30,148 Net income $ 172,188 $ 163,352 32,814 33,075 Interest expense, net 129,772 164,537 18,793 8,140 Income tax expense 59,514 34,351 56,427 57,035 Depreciation and amortization 229,216 221,309 148,184 128,398 EBITDA 590,690 583,549 (1,497) 3,365 Equity-based compensation 7,552 12,000 27 (1) (507) (2) Other non-operating expense (income) (399) (3) (1,576) (4) 4,812 7,072 Impairment of long-lived assets 25,169 9,828 (11,870) - Gain on sale of hotel properties, net (9,973) - 533 (5) 4,139 (6) Other expenses 9,866 (7) 11,857 (8) $ 140,189 $ 142,467 Adjusted EBITDA $ 622,905 $ 615,658 (1.6)% % growth 1.2% Twelve Months Ended (7) Includes loss on disposal of assets of approximately $8.6 million, costs incurred in connection with 2017 secondary offerings of approximately $1.1 million and transaction costs of approximately $0.2 million due to the revision of an estimate related to the sale of three hotel properties in 2017. December 31, (8) Includes loss on disposal of assets of approximately $10.7 million, costs incurred in connection with 2016 secondary offerings of approximately $1.1 million and transaction costs of approximately $0.1 million due to the revision of an estimate related to the sale of a portfolio of 53 hotel properties in 2015. Three Months Ended December 31, (1) Includes foreign currency transaction loss of approximately $0.1 million and gain related to interest rate swap of approximately $0.1 million. (2) Includes foreign currency transaction gain of approximately $0.5 million. (3) Includes foreign currency transaction gain of approximately $0.7 million and loss related to interest rate swap of approximately $0.3 million. (4) Includes foreign currency transaction gain of approximately $1.6 million. (5) Includes loss on disposal of assets of approximately $0.5 million and transaction costs of approximately $0.1 million due to the revision of an estimate related to the sale of three hotel properties in 2017. (6) Includes loss on disposal of assets of approximately $3.5 million and costs incurred in connection with 2016 secondary offerings of approximately $0.7 million. (In thousands) (Unaudited)

11 NON-GAAP RECONCILIATION OF ROOM REVENUES, OTHER HOTEL REVENUES AND HOTEL OPERATING EXPENSES TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2017 AND 2016 2 17 2016 Variance 2017 2016 Variance 297,363$ 290,819$ 2.3% Room revenues 1,260,868$ 1,250,865$ 0.8% 5,142 4,906 4.8% Other hotel revenues 21,857 19,728 10.8% 302,505 295,725 2.3% Total hotel revenues 1,282,725 1,270,593 1.0% 142,277 132,790 7.1% Hotel operating expenses (1) 576,938 570,032 1.2% 160,228$ 162,935$ (1.7)% Hotel Operating Profit 705,787$ 700,561$ 0.7% 53.0% 55.1% (210) bps Hotel Operating Margin 55.0% 55.1% (10) bps Three Months Ended December 31, (In thousands) (Unaudited) (1) Excludes loss on disposal of assets of approximately $0.5 million, $3.5 million, $8.6 million and $10.7 million, respectively. December 31, Twelve Months Ended

NON-GAAP RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2017 AND 2016

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended December 31, 2017	Three Months Ended December 31, 2016		Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
$ (0.26)	$ (0.28)	Net (loss) income per Extended Stay America, Inc. common share - diluted	$ 0.41	$ 0.35
$ (49,905)	$ (54,399)	Net (loss) income attributable to Extended Stay America, Inc. common shareholders	$ 78,847	$ 69,932
90,051	84,543	Noncontrolling interests attributable to Class B common shares of ESH REIT	93,325	93,404
55,232	55,938	Real estate depreciation and amortization	224,559	216,950
4,812	7,072	Impairment of long-lived assets	25,169	9,828
(11,870)	-	Gain on sale of hotel properties, net	(9,973)	-
(12,048)	(12,665)	Tax effect of adjustments to net (loss) income attributable to Extended Stay America, Inc. common shareholders	(56,883)	(50,728)
76,272	80,489	Funds from Operations	355,044	339,386
1,183	72	Debt modification and extinguishment costs	2,351	26,233
(42)	-	(Gain) loss on interest rate swap	314	-
(285)	(14)	Tax effect of adjustments to Funds from Operations	(639)	(6,286)
$ 77,128	$ 80,547	Adjusted Funds from Operations	$ 357,070	$ 359,333
$ 0.40	$ 0.41	Adjusted Funds from Operations per Paired Share – diluted	$ 1.84	$ 1.79
192,301	196,973	Weighted average Paired Shares outstanding – diluted	193,670	200,736

extended STAY AMERICA
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NON-GAAP RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2017 AND 2016

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended December 31, 2017	Three Months Ended December 31, 2016		Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
$ (0.26)	$ (0.28)	Net (loss) income per Extended Stay America, Inc. common share - diluted	$ 0.41	$ 0.35
$ (49,905)	$ (54,399)	Net (loss) income attributable to Extended Stay America, Inc. common shareholders	$ 78,847	$ 69,932
90,051	84,543	Noncontrolling interests attributable to Class B common shares of ESH REIT	93,325	93,404
40,146	30,144	Paired Share Income	172,172	163,336
1,183	72	Debt modification and extinguishment costs	2,351	26,233
27 [1]	(507) [2]	Other non-operating expense (income)	(399) [3]	(1,576) [4]
4,812	7,072	Impairment of long-lived assets	25,169	9,828
(11,870)	-	Gain on sale of hotel properties, net	(9,973)	-
533 [5]	4,139 [6]	Other expenses	9,866 [7]	11,857 [8]
1,329	(2,166)	Tax effect of adjustments to Paired Share Income	(6,241)	(10,671)
$ 36,160	$ 38,754	Adjusted Paired Share Income	$ 192,945	$ 199,007
$ 0.19	$ 0.20	Adjusted Paired Share Income per Paired Share – diluted	$ 1.00	$ 0.99
192,301	196,973	Weighted average Paired Shares outstanding – diluted	193,670	200,736

[1] Includes foreign currency transaction loss of approximately $0.1 million and gain related to interest rate swap of approximately $0.1 million.

[2] Includes foreign currency transaction gain of approximately $0.5 million.

[3] Includes foreign currency transaction gain of approximately $0.7 million and loss related to interest rate swap of approximately $0.3 million.

[4] Includes foreign currency transaction gain of approximately $1.6 million.

[5] Includes loss on disposal of assets of approximately $0.5 million and transaction costs of approximately $0.1 million due to the revision of an estimate related to the sale of three hotel properties in 2017.

[6] Includes loss on disposal of assets of approximately $3.5 million and costs incurred in connection with 2016 secondary offerings of approximately $0.7 million.

[7] Includes loss on disposal of assets of approximately $8.6 million, costs incurred in connection with 2017 secondary offerings of approximately $1.1 million and transaction costs of approximately $0.2 million due to the revision of an estimate related to the sale of three hotel properties in 2017.

[8] Includes loss on disposal of assets of approximately $10.7 million, costs incurred in connection with 2016 secondary offerings of approximately $1.1 million and transaction costs of approximately $0.1 million due to the revision of an estimate related to the sale of a portfolio of 53 hotel properties in 2015.

extended STAY AMERICA
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14 TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE YEARS ENDED DECEMBER 31, 2017 (ADJUSTED) AND 2018 (OUTLOOK) Year Ended December 31, 2017 (Adjusted) (1) Low High $ 1,242,837 Total revenues 1,257,000$ 1,282,000$ $ 172,188 Net income 196,710$ 220,080$ 129,772 Interest expense, net 130,000 130,000 59,514 Income tax expense 40,290 41,920 229,216 Depreciation and amortization 220,000 220,000 590,690 EBITDA 587,000 612,000 (17,372) Adjusted Property EBITDA of hotels not owned for entirety of periods presented - - 7,552 Equity-based compensation 8,000 8,000 (399) (3) Other non-operating income - - 25,169 Impairment of long-lived assets - - (9,973) Gain on sale of hotel properties, net (5,000) (10,000) 9,866 (4) Other expenses 10,000 (5) 10,000 (5) $ 605,533 Comparable Adjusted EBITDA (2) $ 600,000 $ 620,000 % growth -0.9% 2.4% (1) 2017 results adjusted to reflect only those 599 hotels owned and operated as of February 27, 2018. (2) 2018 outlook includes revenues of approximately $4.0 million and Adjusted EBITDA of approximately $1.4 million for the 25 hotels sold in February 2018. (3) (4) (5) Includes loss on disposal of assets and other non-operating costs. (In thousands) (Unaudited) (Outlook) (2) Includes foreign currency transaction gain of approximately $0.7 million and loss related to interest rate swap of approximately $0.3 million. Includes loss on disposal of assets of approximately $8.6 million, costs incurred in connection with the 2017 secondary offerings of approximately $1.1 million and transaction costs of approximately $0.2 million due to the revision of an estimate related to the sale of the three hotel properties in 2017. Year Ending December 31, 2018